Exhibit (j)(1)

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge Appreciation Fund (formerly Legg Mason ClearBridge Appreciation Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge Equity Fund (formerly Legg Mason ClearBridge Equity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge International All Cap Opportunity Fund (formerly Legg Mason Global Currents International All Cap Opportunity Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge Large Cap Value Fund (formerly Legg Mason ClearBridge Large Cap Value Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge Small Cap Growth Fund (formerly Legg Mason ClearBridge Small Cap Growth Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013

Consent of Independent Registered Public Accounting Firm

The Board of Trustees

Legg Mason Partners Equity Trust

We consent to the use of our report dated December 18, 2012, with respect to the financial statements of ClearBridge Tactical Dividend Income Fund (formerly Legg Mason ClearBridge Tactical Dividend Income Fund), a series of Legg Mason Partners Equity Trust, as of October 31, 2012, incorporated herein by reference and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

New York, New York

February 20, 2013